CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT, made as of October __, 1996 by and between R.T. INDUSTRIES, INC., a Delaware corporation, with offices located at 1875 E. Lake Mary Boulevard, Sanford, Florida 32773 (the "Company") and JOHN FLYNN, an individual residing at 920 Silvermine Road, New Canaan, CT 06840 ("Consultant").

     WHEREAS, Consultant possesses knowledge of the industry in which the Company operates and routinely provides his services to businesses in the industry; and

     WHEREAS, the Company wishes to have Consultant provide such assistance in connection with the analysis and identification of possible acquisition targets in the industry.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties hereto, intending to be legally bound, hereby agree that the Company has retained Consultant as a consultant upon the terms and conditions set forth below.

     1.   Duties of Consultant.

          (a) Consultant shall provide the Company with financial advisory services pertaining to the identification and analysis of other persons, corporations and business entities as possible acquisition targets for the Company, including without limitation: i) familiarizing himself to the extent appropriate with the business operations, properties, financial and other condition and prospects of the Company and any prospective target entity; ii) developing lists and reports of potential acquisition targets for the Company; iii) advising and assisting management of the Company in presentations to the Board of Directors of the Company concerning general acquisition strategy, potential targets and proposed transactions; iv) advising and assisting the Company in developing general negotiating strategies for accomplishing various transactions, including cooperating with any third party advisor to the company with respect to pricing issues and rendering of a fairness opinion and other terms and conditions to be incorporated by the Company in its negotiations strategy; and v) rendering such other financial advisory services as may from time to time be agreed upon by Consultant and the Company.

          (b) The services described herein shall be rendered by Consultant without any direct supervision by the Company and at such time and place and in such manner (whether by conference, telephone, letter, or otherwise) as Consultant may determine.




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     2.   Compensation.

          (a) As full compensation for Consultant's services hereunder, the Company hereby irrevocably grants to Consultant, and Consultant accepts, an aggregate amount of thirty-five thousand (35,000) shares of the capital stock of the Company (the "Shares"), which Shares the Company agrees are for services having been performed by the Consultant and earned as of the date hereof.

          (b) the Company agrees to deliver a certificate representing the Shares and cause such Shares to be registered with the Securities and Exchange Commission, by filing a registration statement pursuant to Form S-8, as soon as practicable.

     3. Representations and Warranties of Consultant. Consultant represents, warrants and covenants to the Company as follows:

          (a) That none of the Shares which may be issued to him pursuant to this Agreement will be registered under the Securities Act of 1933, as amended (the "Act") and that the Shares acquired by Consultant pursuant to this Agreement are being and will be acquired for Consultant's own account for investment and not with a view to the sale or distribution thereof; and that no representation or warranty of any nature respecting the Acquisition has been made to Consultant upon which Consultant relied in connection with such Acquisition or which has induced Consultant in any manner in respect thereof.

          (b) That Consultant shall not sell, transfer, hypothecate or otherwise dispose of such Shares in any manner whatsoever which will violate the Act or the rules and regulations of the Securities and Exchange Commission; that all Shares shall bear a restrictive legend setting forth the matters contained in this paragraph, and that "stop transfer" instructions may be given to the Company's transfer agent in respect of all Shares, and that if so requested by the Company at the time of issuance of any Shares, Consultant will execute such documents as the Company may reasonably require in respect of the warranties, representations and covenants made by Consultant in this paragraph.

          (c) That all Shares must be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration becomes available; any casual sale of such Shares made in reliance upon Rule 144 of the Act (the "Rule") can only be made in limited amounts in accordance with the terms and conditions of the Rule; and (iii) in the case of stock to which the Rule is not applicable, compliance with Securities Act Regulation A or some other disclosure exemption will be required.



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     4. Representations, Warranties and Additional Covenants of the Company. The
Company represents, warrants and covenants that:

          (a) The Company will cooperate with the Consultant by making available such information as may be appropriate in making a reasonable investigation of the Company and its affairs. The Company shall provide, at its expense, credit or similar reports on such persons as we shall reasonably request, as well as information on the Company which might be shown to candidates in advance of transactional closure.

          (b) The Company has the authority to enter into and to perform this Agreement.

     5. Term/Termination. Nothing contained herein shall be construed to alter the fact that Consultant is retained on an "at will" basis, meaning that Consultant may be terminated by the Company at any time for any reason or for no reason at all.

     6. Relationship. In providing services hereunder, Consultant is acting as an independent contractor and not as an agent, employee, or other affiliate of the Company and nothing herein shall be construed as giving rise to a relationship other than as an independent contractor, nor shall Consultant represent himself to be acting on behalf of the Company.

     7. Employees of Consultant. Any employee, agent and independent contractors employed or retained from time to time, by the Consultant to perform services of the Consultant pursuant to this Agreement is entirely within the discretion of the Consultant and the Consultant need not advice the Company of such individuals. The consultant acknowledges and covenants that the Consultant shall be deemed the employer of any such employee, agent or independent contractor. As such, the Consultant shall be responsible to secure and pay any salaries, fees or benefits (including, but not limited to, health insurance, vacation or holiday pay, sick leave or disability insurance coverage of whatever nature) provided to such individuals or entities as well as be responsible for all necessary insurance and payroll deductions for such persons, including, but not limited to, Federal, state, and local income taxes, Social Security taxes, Unemployment Compensation taxes, Workers' Compensation coverage, etc. with respect to such individuals or entities.

     8.   Indemnification.

          (a) Consultant agrees to defend, indemnify, and hold the Company and its officers and directors ("Indemnitees") harmless from and against any claim, suit, or action and to indemnify and hold harmless the Indemnitees from, and pay on behalf of

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     each of the Indemnitees, any judgment, damages, or other liability
     (including reasonable legal fees and other expenses in connection with investigating or defending any such loss, claim, suit, action, or liability) imposed upon or incurred by any of them where any of the foregoing arise, directly or indirectly, from or in connection with Consultant performing its services under this Agreement; provided, however, that Consultant shall not be required to indemnify any such person or entity to the extent that any such claim, suit, action, damages, or liability arises out of either (i) the bad faith or gross negligence of the person seeking indemnification or (ii) the breach of the Company's representations and warranties hereunder.

          (b) In the event that the Consultant is named in an action against the Company arising from (i) actions of the Company's directors, officers or management which actions are in violation of any federal, state, or local laws or (ii) breach by the Company or its directors, officers or management of any representations or warranties hereunder, the Company agrees to defend, indemnify, and hold the Consultant harmless from and against any such action and to pay on behalf of the Consultant any judgment, damages, or other liability (including reasonable legal fees and other expenses in connection with investigating or defending any such loss, claim, suit, action, or liability) imposed upon or incurred by the Consultant as a result of any such action; provided, however, that the Company shall not be required to indemnify the Consultant to the extent that any such claim, suit, action, damages, or liability arises out of either (x) the bad faith or gross negligence of the Consultant or (y) the breach of the Consultant's representations and warranties hereunder.

          (c) Anything in this Agreement to the contrary notwithstanding, the aggregate liability of either party under this Section 8 shall in no event exceed, in the aggregate, the amount of compensation received by the Consultant under Section 2 hereof.

          (d) Notwithstanding any termination of this Agreement, the terms of Sections 8, 9 and 10 hereof shall survive termination and remain in full force and effect.


     9.   Notice and Defense.

          (a) Each party entitled to indemnification pursuant to Section 8 hereof (each, an "Indemnified Party") shall give notice to each party to provide indemnification (each, an "Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim for Loss as to which indemnity may be sought, and, in the event of any claim or demand asserted against an Indemnified Party by a third party, shall permit the Indemnifying Party to assume the defense of any such claim (and litigation resulting therefrom). The Indemnifying Party shall have ten (10) business days after the aforesaid notice is given (i) to dispute its liability for the Loss being claimed by the Indemnified Party and (ii) to elect, by written notice given to the Indemnified Party, to undertake, conduct and control, through counsel of its own choosing (subject to the consent of the Indemnified Party, which consent is not to be unreasonably withheld or delayed) and at its sole risk and expense, the good faith settlement or defense of such claim, and the

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     Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided that: (i) all settlements shall be made only upon the prior reasonable consultation with the Indemnified Party and the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed and (ii) the Indemnified Party shall be entitled to participate in such settlement or defense through counsel chosen by the Indemnified Party (provided that the fees and expenses of such counsel shall be borne by the Indemnified Party). The Indemnified
     Party shall furnish such information regarding himself or the claim in question as the Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (b) So long as the Indemnifying Party is contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim; provided, however, that notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim at any time, provided that in such event they shall waive any right of indemnification therefor by the Indemnifying Party.

          (c) If the Indemnifying Party fails timely to elect to undertake the good faith defense or settlement of the claim as aforesaid, or if the Indemnifying Party fails to proceed with the good faith defense or settlement of the matter after making such election, then, in either such event, the Indemnified Party shall have the right to contest, settle or compromise (provided that all settlements or compromises require the prior reasonable consultation with the Indemnifying Party and the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed) the claim at their exclusive discretion, at the risk and expense of the Indemnifying Party. With respect to any dispute as to the Indemnifying Party's liability for the Loss, the Indemnified Party may proceed against such Indemnifying Party simultaneously with the third party claim or demand and need not await the outcome of such third party claim or demand before initiating any such proceeding.

     10.  Reimbursement and Subrogation.

          (a) Subject to the provisions of Section 8, 9 and 10 hereof, upon a determination of the amount of any Loss for which indemnification is sought thereunder, either by payment for the Loss claimed or by entry of a final judgment, order or decree (after exhaustion or expiration of appeal rights) by a court of competent jurisdiction, and of the Indemnifying Party's liability for such Loss under this Agreement, then the Indemnifying Party shall forthwith, upon written notice from the Indemnified Party, reimburse such Indemnified Party for the amount of such Loss. To the extent that any Loss is paid hereunder, the Indemnified Party shall do all things reasonably requested by the Indemnifying Party to subrogate to the Indemnifying Party any rights of recovery (including rights to insurance or indemnification from persons other than the Indemnifying Party) which the Indemnified Party may have with respect to the Loss.


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          (b) If such amount is not paid forthwith, then the Indemnified Party may, at its option, take legal action against the Indemnifying Party for reimbursement in the amount of its Loss together with any costs (including reasonable attorney's fees) to bring such legal action.

     11.  Confidentiality.

          (a) In view of the fact that Consultant's work as a consultant to the Company will bring it into close contact with many confidential affairs of the Company, including matters of a business and financial nature such as information about costs, profits, markets, sales, and any other information not readily available to the public, and plans for future developments, Consultant agrees on its own part and with respect to each and every employee, agent, and independent contractors of Consultant who will, from time to time, be designated by Consultant to perform services pursuant to this Agreement:

               i) To keep secret all confidential matters of the Company, and not to disclose them to anyone outside Consultant (including such of its officers, directors, and employees who have a need to know such information to carry out the services contemplated herein), either during or after this engagement with the Company, except with the Company's written consent; and

               ii) To deliver promptly to the Company on termination of this Agreement, or at any time the Company may so request, all memoranda, notes, records, reports, and other documents (and all copies thereof) relating to the Company's business, which it may then possess or have under its control.

          (b) Consultant's obligations regarding the Confidential Information will not apply to information (i) already known by Consultant prior to disclosure of such information by the Company; (ii) already publicly known at the time of its disclosure hereunder, or which becomes hereafter publicly known otherwise than through an act of Consultant; (iii) already known to Consultant at said time as a result of its own prior knowledge or activities; (iv) rightly obtained at any time by Consultant from other sources without restrictions in respect to disclosure or use; or (v) subpoenaed by law enforcement officials with respect to any criminal investigation or pursuant to any legal proceeding.

     12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York and the parties agree to submit themselves to the jurisdiction of the Courts in the State of New York, County of New York, which shall be the sole tribunals in which the parties can initiate and maintain legal proceedings against the other arising from any dispute hereunder.



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     13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed duly given to a party hereto when delivered in person or on the third business day after being mailed by registered or certified mail, return receipt requested, postage prepaid or on the date delivered if transmitted by courier service providing confirmation of delivery at the respective addresses first above written (or to such other address as a party shall have furnished in writing in accordance with the foregoing provisions). Notice may be sent to the parties hereto by telefax, with confirmatory hard copy to be sent by first class mail, with such notice deemed to be given at the date and time of transmission of such telefax.


     14. Assignment and Termination. This Agreement shall not be assignable by any party for any reason whatsoever without the prior written consent of the other party.

     15. Amendment; Waiver. This Agreement may not be amended except by written agreement signed by the parties hereto. No waiver by any party of any provision or condition of this Agreement shall be deemed a waiver by such party of similar or dissimilar provisions and conditions at the same time or any prior or subsequent time.

     16. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            R.T. INDUSTRIES



                                            By:
                                               John Kenney, President




                                            JOHN FLYNN

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